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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported): APRIL 1, 2003

                                   P-COM, INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                   0-25356                  59-1834763
 (State or Other Jurisdiction  (Commission File Number)    (IRS Employer
      of Incorporation)                                   Identification No.)


3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA                     95008
(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's Telephone Number, Including Area Code: (408) 866-3666




          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     P-Com, Inc. today announced that Daniel W. Rumsey has joined the company as its Vice President and General Counsel, and that Leighton Stephenson resigned from the company on April 1, 2003, as its Chief Financial Officer. Mr. Rumsey will serve the company as its interim Chief Financial Officer while the company searches for Mr. Stephenson's replacement.

     Separately, P-Com announced today that it had abandoned its merger discussions with Procera Networks. The company intends to focus its consolidation strategy on the fixed wireless market segment.

     Additional information about these events are included in the attached press releases issued by P-Com on April 4, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1     Press releases dated April 4, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           P-COM, INC.
                                            (Registrant)

Date:  APRIL 4, 2003                 By: /s/ George P. Roberts
                                       ---------------------------

                                       Name:    George P. Roberts
                                       Title:   Chief Executive Officer



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